EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT, (this "Amendment") dated as of December 20, 2024 (the "Amendment Date"), among NMFC SENIOR LOAN PROGRAM IV LLC, a Delaware limited liability company (the "Borrower"), NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the "Collateral Manager"), NMFC SENIOR LOAN PROGRAM I LLC and NMFC SENIOR LOAN PROGRAM II LLC (each a "Guarantor Subsidiary", collectively, the "Guarantor Subsidiaries"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (the "Administrative Agent") and as a lender (the "Lender").

WHEREAS, the Borrower, the Collateral Manager, the Guarantor Subsidiaries, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Bank, National Association, as collateral custodian, are parties to the Loan and Security Agreement, dated as of May 5, 2021 (as amended from time to time prior to the date hereof, the "LSA"), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Collateral Manager, the Guarantor Subsidiaries, the Administrative Agent and the Lender desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA.

ARTICLE II

Amendments

SECTION 2.1. As of the date of this Amendment, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: **bold and double-underlined text**) as set forth on the pages of the LSA attached as Appendix A hereto.

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ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by each party hereto.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes.

SECTION 5.4. Counterparts The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, "Signature Law"), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an

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original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

SECTION 5.5. Headings The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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Docusign Envelope ID: 9B7CFDA4-C8A7-4345-B320-3EE6B51EF6C9

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NMFC SENIOR LOAN PROGRAM IV LLC, as the Borrower

By: Kris Corbett
Name: Kris Corbett
Title: Authorized Person

NEW MOUNTAIN FINANCE CORPORATION, as Collateral Manager

By: Kris Corbett
Name: Kris Corbett
Title: Authorized Person

NMFC SENIOR LOAN PROGRAM I LLC, as a Guarantor Subsidiary

By: Kris Corbett
Name: Kris Corbett
Title: Authorized Person

NMFC SENIOR LOAN PROGRAM II LLC, as a Guarantor Subsidiary

By: Kris Corbett
Name: Kris Corbett
Title: Authorized Person

[Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF IV)]

[Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director R. Beale Pope Managing Director APPENDIX A EXECUTION VERSION CONFORMED THROUGH AMENDMENT NO. 34 DATED AS OF MARCH 27DECEMBER 20, 2024 Up to $400,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN FINANCE CORPORATION, (Collateral Manager) NMFC SENIOR LOAN PROGRAM IV LLC, (Borrower) NMFC SENIOR LOAN PROGRAM I LLC AND NMFC SENIOR LOAN PROGRAM II LLC, (Guarantor Subsidiaries) EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, (Lenders) WELLS FARGO BANK, NATIONAL ASSOCIATION, (Administrative Agent) and WELLS FARGO BANK, NATIONAL ASSOCIATION, (Collateral Custodian) Dated as of May 5, 2021 USActive 56057294.1556057294.17 TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS 2 Section 1.1. Certain Defined Terms. 2 Section 1.2. Other Terms. 41 Section 1.3. Computation of Time Periods. 4142 Section 1.4. Interpretation. 42 ARTICLE II. THE FACILITY 43 Section 2.1. Advances. 43 Section 2.2. Procedures for Advances by the Lenders. 44 Section 2.3. Reduction of the Facility Amount; Optional Repayments. 45 Section 2.4. Determination of Interest and Non-Usage Fee. 46 Section 2.5. [Reserved]. 46 Section 2.6. Principal Repayments. 46 Section 2.7. Settlement Procedures. 46 Section 2.8. Alternate Settlement Procedures. 49 Section 2.9. Collections and Allocations. 50 Section 2.10. Payments, Computations, Etc. 51 Section 2.11. Fees. 52 Section 2.12. Increased Costs; Capital Adequacy; Illegality. 5253 Section 2.13. Taxes. 54 Section 2.14. Reinvestments and Discretionary Sales. 58 ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES 59 Section 3.1. Conditions to Closing and Initial Advance. 59 Section 3.2. Conditions Precedent to All Advances. 61 Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. 63 ARTICLE IV. REPRESENTATIONS AND WARRANTIES 64 Section 4.1. Representations and Warranties of the Loan Parties. 64 Section 4.2. Representations and Warranties of the Loan Parties Relating to the Agreement and the Collateral. 73 Section 4.3. Representations and Warranties of the Collateral Manager. 74 USActive 56057294.1556057294.17

Section 12.7. Governing Law. 121 Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers. 122 Section 12.9. Costs and Expenses. 122 Section 12.10. No Proceedings. 123 Section 12.11. Recourse Against Certain Parties. 123 Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. 124 Section 12.13. Confidentiality. 125 Section 12.14. Execution in Counterparts; Severability; Integration. 127 Section 12.15. Waiver of Setoff. 127 Section 12.16. Status of Lenders; Assignments by the Lenders. 127 Section 12.17. Heading and Exhibits. 129 Section 12.18. Intent of the Parties. 129 Section 12.19. Recognition of the U.S. Special Resolution Regimes. To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, the Loan Parties agree with each Secured Party as of the Closing Date as follows: 129 Section 12.20. Benchmark Replacement Settings 130 ARTICLE XIII. GUARANTOR SUBSIDIARIES 131 Section 13.1. Guarantee 131 USActive 56057294.1556057294.17 “Advances Outstanding”: On any day, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day. “Affected Party”: The Administrative Agent, each Lender, all assignees and participants of each Lender and any sub-agent of the Administrative Agent. “Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that, for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Unfunded Exposure Amount”: On any date of determination, the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral. “Agreement”: The meaning specified in the Preamble. “Anti-Corruption Laws”: (a) The U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Loan Parties, the Collateral Manager, the Equityholder or any of their respective Subsidiaries is located or doing business. “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Loan Parties, the Collateral Manager, the Equityholder or any of their respective Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including temporary and final tax regulations), statutes, treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Spread”: For any day (a) unless an Event of Default is continuing, 1.901.50% and (b) during the continuance of an Event of Default, 3.553.15%. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. USActive 56057294.1556057294.17 on Schedule I to the Joinder Supplement relating to such Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) on or after the earlier to occur of the Revolving Period End Date or the Termination Date, zero. “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (a) the amount of such reduction multiplied by (b) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: (a) On or prior to the one-year anniversary of the ThirdFourth Amendment Closing Date, a percentage equal to 2.0%,1.0% and (b) after the one-year anniversary of the Third Amendment Closing Date and on or prior to the two-year anniversary of the Third Amendment Closing Date, a percentage equal to the product of (i) the number of days remaining until the two-year anniversary of the Third Amendment Closing Date divided by 365 and (ii) 1.0%, and (c) after the two-year anniversary of the ThirdFourth Amendment Closing Date, zero. “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Conforming Changes” means with respect to the use or administration of Daily Simple SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Accrual Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject. “Control”: the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. USActive 56057294.1556057294.17 treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent for such day (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Fee Letter”: The Fee Letter, dated as of the Third Amendment Closing Date, from the Borrower to Wells Fargo Bank, National Association, as the same may be amended, restated, modified or supplemented from time to time. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “Fitch”: Fitch Ratings, Inc. or any successor thereto. “Floor”: A rate of interest equal to 0.0%. “Foreign Lender”: A Lender that is not a U.S. Person. “Fourth Amendment Closing Date”: December 20, 2024. “Funding Date”: With respect to any Advance, the Business Day following the Business Day of receipt by the Administrative Agent and Lender of a Funding Notice and other required deliveries in accordance with Section 2.2. “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. “GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Guaranteed Amounts”: The meaning specified in Section 13.1(a). “Guarantor Subsidiaries”: The meaning specified in the Preamble. 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